UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

CORTEXYME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 East Grand Ave. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cortexyme, Inc. (the “Company”) was held online via live audio webcast on June 16, 2021 (the “Annual Meeting”). At the Annual Meeting, there were present, in person virtually or by proxy, holders of 26,743,034 shares of common stock, or approximately 90.4% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal One - Election of Directors

The Company’s stockholders approved the election of two Class II directors to the Company’s Board of Directors (the “Board”) for three year terms or until their respective successors are elected and qualified or until their earlier resignation or removal. The results of such vote were:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen S. Dominy, M.D.	22,124,162	654,101	3,964,771
David A. Lamond	22,414,027	364,236	3,964,771

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021. The results of such vote were:

Votes For	Votes Against	Abstentions
26,737,157	1,763	4,114

Proposal Three - Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

Votes For	Votes Against	Abstentions
14,994,212	7,779,512	4,539

Proposal Four - Indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers

The Company’s stockholders indicated, on an advisory basis, a preferred frequency of one year for future stockholder advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

1 Year	2 Years	3 Years	Abstentions
22,759,556	9,832	7,350	1,525

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is expected to be held at the Company’s 2027 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEXYME, INC.

	By:	/s/ Caryn G. McDowell
Date: June 17, 2021	Title:	Chief Legal and Administrative Officer and Corporate Secretary

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